SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                   October 15, 1999
________________________________________________
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ______________________
                             Commission File Number


                        Ohio                             31-0987416
______________________________________________    ______________________
(State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                  Identification Number)

         138 Putnam Street
            P.O. Box 738,
           Marietta, Ohio                                45750
________________________________________               __________
(Address of principal executive offices)               (Zip Code)


               Registrant's telephone number, including area code:
                                 (614) 373-3155


                                 Not applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)




                           Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On October 15,1999, Peoples Bancorp Inc. announced earnings for the quarter ended September 30, 1999. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

             EXHIBIT NUMBER        DESCRIPTION
             ______________        ____________________________________
                  99               News Release issued October 15, 1999

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.



                                   SIGNATURES
                                 ______________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  October 18, 1999                 PEOPLES BANCORP INC.
                                        --------------------
                                        Registrant



                                  By:   /s/ ROBERT E. EVANS
                                        Robert E. Evans
                                        President and Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit Number    Description                                     Page
______________    ____________________________________          _________

     99           News Release issued October 15, 1999           4 - 6